UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2024

Pyrophyte Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40957	N/A
(State or incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3262 Westheimer Road Suite 706 Houston, Texas	77098
(Address of principal executive offices)	(Zip Code)

(281) 701-4234

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PHYT.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PHYT	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	PHYT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 29, 2024, Pyrophyte Acquisition Corp., a Cayman Islands exempted company (the “Company”), received notice from the New York Stock Exchange (the “NYSE”) that it would suspend the listing of the Company’s (i) Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), (ii) warrants, each exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share (the “Warrants”) and (iii) units, each consisting of one Class A Ordinary Share and one-half of one Warrant (the “Units” and, collectively with the Class A Ordinary Shares and the Warrants, the “Securities”) from the NYSE before market open on October 30, 2024 and commence delisting proceedings with respect to such Securities. The NYSE determined to take these actions because Sections 102.06e and 802.01B of the NYSE’s Listed Company Manual do not permit a special purpose acquisition company, such as the Company, to remain listed for more than three years after the company’s initial public offering without completing an initial business combination. The Company has not completed an initial business combination before October 29, 2024, which is the three-year anniversary of its initial public offering. The Company has a right to a review of this determination by a Committee of the Board of Directors of the NYSE. The NYSE will apply to the U.S. Securities and Exchange Commission (the “SEC”) to delist the Securities upon completion of all applicable procedures, including any appeal by the Company of the NYSE Regulation staff’s decision. The Company does not intend to appeal the NYSE Regulation staff’s decision.

Following the suspension of trading on the NYSE, the Units, Class A Ordinary Shares and Warrants will be eligible to trade on the OTC Pink Marketplace under the symbols “PHYTF,” “PHYUF” and “PHYWF,” respectively. The NYSE will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended, on Form 25 with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PYROPHYTE ACQUISITION CORP.

Date: October 30, 2024	By:	/s/ Sten Gustafson
	Name:	Sten Gustafson
	Title:	Chief Financial Officer

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